UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 22, 2020
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2020, Hope Bancorp, Inc. (“HOPE” or the “Company”) issued a news release concerning its results of operations and financial condition for the fourth quarter and full year ended and as of December 31, 2019. A copy of the January 22, 2020 press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On January 22, 2020, the Company issued a news release announcing that its Board of Directors declared a quarterly cash dividend of $0.14 per common share. The cash dividend is payable on or about February 21, 2020 to all stockholders of record as of the close of business on February 7, 2020. A copy of the January 22, 2020 press release is attached hereto as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure

The Company previously announced that it will host an investor conference call on Thursday, January 23, 2020 at 9:30 a.m. Pacific Time / 12:30 p.m. Eastern Time to review financial results for its fourth quarter and full year ended and as of December 31, 2019. A presentation to accompany the conference call, which contains certain historical and forward-looking information relating to the Company (the “Presentation Materials”), has been made available at the Investor Relations section of Hope Bancorp’s website at www.ir-hopebancorp.com. A copy of the Presentation Materials is attached hereto as Exhibit 99.3.

The information included in this report pursuant to Item 2.02, Item 8.01 and Item 7.01 of Form 8-K (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release, dated January 22, 2020, concerning the results of operations and financial condition for the fourth quarter and full year ended and as of December 31, 2019.
99.2	News release, dated January 22, 2020, announcing the declaration of a quarterly cash dividend.
99.3	Presentation Materials, dated January 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: January 23, 2020	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release, dated January 22, 2020, concerning the results of operations and financial condition for the fourth quarter and full year ended and as of December 31, 2019.
99.2	News release, dated January 22, 2020, announcing the declaration of a quarterly cash dividend.
99.3	Presentation Materials, dated January 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)